SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 1999


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   NEW YORK                            0-5860            11-1771737
(STATE OR OTHER JURISDIC-           (COMMISSION        (IRS EMPLOYER
 TION OF INCORPORATION)             FILE NUMBER)     IDENTIFICATION NO.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

     CUSTOMS LITIGATION. As reported previously, on September 2, 1999 we entered into a plea agreement with the U.S. Attorney for the Middle District of Florida. On December 14, 1999 the U.S. District Court for the Middle District of Florida accepted the plea agreement and fixed the fine at $6 million. The fine was paid from funds previously escrowed for that purpose and, pursuant to our previously announced agreement with the U.S. Customs Service, the $6 million payment reduced the $14 million note which we previously gave to the U.S. Customs Service dollar for dollar. The costs of these settlements were fully reserved in our 1998 financial statements.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RECOTON COMPANY


                             By: /S/ STUART MONT
                                 Name: Stuart Mont
                                 Title: Chief Operating Officer and Executive
                                        Vice President-Operations

Dated:  December 17, 1999